UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

United Fire Group, Inc.

(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE

Cedar Rapids, Iowa 52401

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

___________________________ N/A____________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2024, United Fire Group, Inc. (the “Company”) entered into an investment management agreement (the “Investment Management Agreement”) with New England Asset Management (“NEAM”), effective as of February 1, 2024, pursuant to which NEAM will provide investment management services subject to the terms and conditions set forth in the Investment Management Agreement. The Investment Management Agreement can be terminated at any time upon 30 days written notice by either party and will remain in effect until terminated.

In return for providing services under the Investment Management Agreement, NEAM is entitled to receive a management fee determined generally by the amount of the assets under management and is also entitled to reimbursement for certain expenses. The Investment Management Agreement also contains representations, warranties and covenants customary for agreements of this type.

The foregoing description of the Investment Management Agreement is qualified in its entirety by reference to the terms and conditions of the Investment Management Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2024, the Company and Robert Cataldo mutually agreed to the separation of Mr. Cataldo’s employment as Vice President and Chief Investment and Strategy Officer of the Company, effective no later than May 24, 2024. The complete terms of Mr. Cataldo’s separation package are under negotiation and are expected to be set forth in a definitive separation agreement.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1	Investment Management Agreement, dated January 31, 2024, by and between United Fire Group, Inc. and New England Asset Management.*

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated: February 1, 2024	/s/ Kevin Leidwinger
Kevin Leidwinger, Chief Executive Officer